Exhibit 99.1
21st Annual Piper Jaffray Healthcare Conference December 2, 2009

FORWARD-LOOKING STATEMENTS Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; an interruption or change in current marketing and agency relationships could reduce the amount of premium we are able to write; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; a downgrade in the A.M. Best Company financial strength rating of our insurance subsidiaries could reduce the amount of business we are able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; market illiquidity and volatility associated with the current financial crisis makes the fair values of our investments more difficult to estimate, and may have other unforeseen consequences that we are currently unable to predict; the unpredictability of court decisions could have a material adverse financial impact on our business operations; our business could be adversely affected by the loss of one or more of our key employees; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business, our ability to obtain future premium rate increases, the type and amount of our investments, the levels of capital and surplus deemed adequate to protect policyholder interests, or the ability of our insurance subsidiaries to pay dividends to the holding company; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future cash dividends and share repurchases; legislative or judicial changes in the tort system may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; applicable law and certain provisions in our articles and bylaws may prevent and discourage unsolicited attempts to acquire our Company that may be in the best interest of our shareholders or that might result in a substantial profit to our shareholders; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by applicable law. 2

SNAPSHOT OF APCAPITAL Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physician groups A- (Excellent) Financial Strength Rating by AM Best 3

SNAPSHOT OF APCAPITAL Approximately 8,800 policies in-force at September 30, 2009 Marketing in primarily 5 states with a focus on the upper Midwest region and New Mexico Assets totaled $969.9 million at September 30, 2009 NASDAQ Global Select Market: ACAP Market cap $291.3 million1 based on 10,301,106 shares outstanding as of October 31, 2009 4 1As of October 30, 2009

SNAPSHOT OF APCAPITAL Operating States LTM 9/30/09 Direct Premiums Written LTM 9/30/09 Direct Premiums Written Market Share Ranking 1 Expansion % by State $ in Millions Michigan 37% $42.3 2nd Home State Illinois 29% $32.9 2nd Internal Ohio 15% $17.8 4th Internal New Mexico 15% $17.4 1st Merged NMPMLC in 1997 Kentucky, Indiana, Wisconsin 4% $5.7 5 1 Source: Highline Data - Based on 2008 direct premiums written

ADEQUATE RATES DRIVE PROFITABILITY Average Rate Change Since 2002 6

CLAIMS REPORTED PER 100 INSUREDS Reported Frequency Trend Medical Professional Liability Excluding Florida and Tails 7 Frequency is down 50% from 2002 Reported Claims per 100 Policies (Physicians) Calendar Half Years

CALENDAR YEAR COMBINED RATIO (GAAP BASIS) 8

NET INCOME (PRE-TAX BASIS) 9 (in millions)

DILUTED EARNINGS PER SHARE *Excludes impact of deferred tax asset allowance reversal 10

RETURN ON EQUITY Focus on return on GAAP equity**/capital management Long-term return on GAAP equity target is 11-13% *Excludes impact of deferred tax asset allowance reversal **Based on beginning of year equity 11

BUILDING RESERVE STRENGTH Date Open Claims IBNR Claim Count Total Net Reserves* (in thousands) Avg. Total Net Reserves Per Open IBNR & Open Claim 12/31/2003 4,447 1,881 $511,517 $ 80,834 12/31/2004 3,342 1,865 534,857 102,719 12/31/2005 2,991 1,954 544,261 110,063 12/31/2006 2,256 1,882 552,211 133,449 12/31/2007 1,741 1,584 533,327 160,399 12/31/2008 1,418 1,482 539,949 186,189 9/30/09 1,359 1,402 527,022 190,881 *Includes death, disability and retirement, and unallocated loss adjustment expenses. Medical Professional Liability 12

INVESTMENTS Highlights No subprime losses No common stocks (except strategic investments) No problem bank or broker bond holdings All mortgage-backed securities issued by government sponsored agencies All insured tax-exempt securities have an underlying rating of "A" or higher and are essential purpose bonds 13

APCAPITAL IS WELL POSITIONED FOR CHANGING UNDERWRITING CYCLES Unique and disciplined underwriting Field underwriting On-site risk management visits Communication Skills Assessment test Predictive modeling capability Understand importance for proper market timing Have tough, but smart defense of claims We remain opportunistic and flexible Look for strategic acquisitions 14

WHY INVEST IN APCAPITAL Experienced management team Business strategy producing positive results Strong financial position Well positioned for opportunities in underwriting cycle Continued positive trends Effective capital management 15

16 Operations and Financial Highlights Supplement

Name Title Years of Industry-Related Experience Years of Medical Malpractice Experience Kevin Clinton, FCAS President & CEO 31 23 Frank Freund, CPA Chief Financial Officer 27 27 Annette Flood, RN, JD Chief Operating Officer 23 23 Kevin Dyke, FCAS VP, Actuarial 17 9 Rhonda Fossitt, CPCU, RPLU VP, Underwriting 31 12 Laura Kline, CIC, CPCU VP, Marketing 22 22 Jennifer Lawter, RN, JD VP, Risk Management 26 18 Cathy Shutack, BS VP, Claims 19 10 EXPERIENCED MANAGEMENT TEAM Experience in Medical Professional Liability Industry is a Must for Success 17

RESERVE ADEQUACY AND SEVERITY 18 Significantly improved reserve adequacy since 2003

FOCUSED DISTRIBUTION SYSTEM Use a focused, multi-channeled distribution system Premium under controlled distribution channels grew to 60% in 2008 from 45% in 2005 60% Controlled Distribution 15% Direct 19

INTELLIGENT CLAIMS MANAGEMENT PRODUCES FAVORABLE TRIAL RESULTS Trial Results for APCapital (2004 - 3Qtr 2009) 20

FINANCIAL RESULTS --- GAAP 21

CAPITAL MANAGEMENT STRATEGIES Premium Growth with Adequate Rates Share Repurchases/ Shareholder Dividends Dividend Excess Surplus to APCapital Opportunistic M&A Retire Trust Preferred Debt 22

EXCESS CAPACITY 23 Net Premium Written to Available Surplus Ratios

SHAREHOLDER ANALYSIS 24